EXHIBIT 99.1

| News Release

National Penn Bancshares, Inc.
Reports First Quarter Net Income

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., April 17, 2007 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported first quarter 2007 net income totaling $15.5 million, or $0.32 per diluted share. Net income increased 3.0% compared to $15.0 million earned in the first quarter of 2006, and diluted earnings per share matched diluted earnings per share of $0.32 in first quarter 2006.1

National Penn’s first quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.15% and 11.61%, respectively. For the first three months of 2006, the annualized returns on average assets and average shareholders’ equity were 1.24% and 13.00%, respectively.

The following significant events have occurred recently:

•	National Penn Investors Trust Company expanded its market area to the west with the opening of a new location in York, Pennsylvania.

•	Nittany Bank Division’s computer systems were fully converted to National Penn’s systems providing for additional operating and customer account servicing efficiencies.

•	A new Customer Relationship Management system was deployed throughout the Company.

1

•	National Penn Mortgage Company’s mortgage function was reorganized to allow for enhanced referral and cross-selling opportunities, and improved efficiency and profitability of mortgage products.

As of March 31, 2007, National Penn’s total assets were $5.52 billion and total deposits were $3.73 billion. The allowance for loan and lease losses as of March 31, 2007 was $57.8 million, which represented 1.57% of total loans and leases outstanding of $3.68 billion.

Commenting on first quarter 2007, Glenn E. Moyer, National Penn President and Chief Executive Officer, said “As we have previously commented, the interest rate environment and competitive situations for financial services companies continues to be most difficult and challenging. Overall, we continue to appreciate the hard work of our team members in dealing with these industry challenges.”

__________

1First quarter 2006 per share data is adjusted for the 3% stock dividend paid on September 30, 2006.

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.52 billion asset financial services company operating 80 offices in Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland.

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, L. L. C.; National Penn Mortgage Company; National Penn Insurance Agency, Inc.; and National Penn Leasing Company.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

_________

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

2

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

3

Reconciliation Tables for Non-GAAP Financial Measures

	Three Months Ended March 31
	2007	2006

Return on average shareholders’ equity	11.6%	13.0%
Effect of goodwill and intangibles	12.8	12.4
Return on average tangible equity	24.4%	25.4%

Average tangible equity excludes acquisition-related average goodwill and intangibles (in millions):
Average shareholders’ equity	$540.8	$468.9
Average goodwill and intangibles	(283.3)	(229.2)
Average tangible equity	$257.5	$239.7

4

National Penn Bancshares, Inc.
Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"
(Dollars in thousands, except per share data)

Three Months Ended March 31,	2007 (3)	2006 (2) (3)
STATEMENTS OF CONDITION
Total assets	$5,520,052	$5,112,009
Total deposits	3,730,682	3,616,965
Total loans and leases	3,676,966	3,402,709
Total shareholders' equity	549,848	518,240
Book value per share	11.43	10.78

EARNINGS
Total interest income	$80,393	$69,356
Total interest expense	42,467	30,874
Net interest income	37,926	38,482
Provision for loan and lease losses	1,075	680
Net interest income after provision
for loan and lease losses	36,851	37,802
Other income	16,694	15,182
Other expenses	33,766	33,242
Income before income taxes	19,779	19,742
Income taxes	4,296	4,712
Net income	$15,483	$15,030

Return on average assets	1.15%	1.24%
Return on average shareholders' equity	11.6%	13.0%
Return on average tangible equity (1)	24.4%	25.4%
Average shares - basic	48,046,862	46,318,334
Average shares - diluted	48,722,109	47,223,331

PER SHARE
Basic earnings	$0.32	$0.32
Diluted earnings	0.32	0.32
Dividends paid in cash	0.1675	0.1602

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	11.6%	13.0%
Effect of goodwill and intangibles	12.8%	12.4%
Return on average tangible equity	24.4%	25.4%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$540,823	$468,943
Average goodwill and intangibles	(283,350)	(229,228)
Average tangible equity	$257,473	$239,715

(2) Share and per share information adjusted for a 3% stock dividend paid September 30, 2006.
(3) Unaudited

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/07
Date 4/16/2007
	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents		$101,676	$111,203	$111,374	$119,607	$111,755
Trading Account Securities		-	-	-	-	-
Securities Available for Sale		1,049,503	1,010,897	945,598	953,784	1,003,070
Held to Maturity Securities		248,543	250,985	254,334	216,887	170,763
Other Securities		-	-	-	-	-
Total Securities		1,298,046	1,261,882	1,199,932	1,170,671	1,173,833
Total Cash and Securities		1,399,722	1,373,085	1,311,306	1,290,278	1,285,588
Loans & Leases Held for Investment*		3,653,751	3,613,422	3,577,068	3,485,169	3,386,911
Loans & Leases Held for Sale*		23,215	18,515	18,089	19,507	15,798
Total Loans and Leases*		3,676,966	3,631,937	3,595,157	3,504,676	3,402,709
*Indicates data net of unearned fees, gross of reserve
Loan Loss Reserve		(57,771)	(58,306)	(59,238)	(59,049)	(59,007)
Premises and Equipment, net		55,132	55,231	55,600	55,863	56,090
Bank Owned Life Insurance		99,538	98,638	97,522	89,365	88,507
Goodwill		263,104	263,787	261,573	261,490	261,946
Other Intangibles		18,435	19,993	21,652	22,413	21,526
Total Intangible Assets		281,539	283,780	283,225	283,903	283,472
Mortgage Servicing Rights		-	-	-	-	-
Purchased Credit Card Relationships		-	-	-	-	-
Real Estate Owned & Held for Investment		140	1,291	1,806	242	-
Assets from Discontinued Operations		-	-	-	-	-
Other Assets (2)		64,786	66,632	62,170	60,142	54,650
Total Assets (2)		$5,520,052	$5,452,288	$5,347,548	$5,225,420	$5,112,009

BALANCE SHEET - LIABILITIES ($000S)
Deposits		$3,730,682	$3,825,633	$3,772,102	$3,786,748	$3,616,965
Borrowings		1,038,232	878,522	854,129	726,835	786,252
Trust Preferred Securities		-	-	-	-	-
Subordinated Debt		142,654	142,527	142,527	142,527	142,527
Liabilities from Discontinued Operations		-	-	-	-	-
Other Liabilities		58,636	62,737	50,686	50,571	48,025
Total Liabilities		$4,970,204	$4,909,419	$4,819,444	$4,706,681	$4,593,769

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock		$-	$-	$-	$-	$-
Preferred Equity		$-	$-	$-	$-	$-
Shareholders Equity (2)		$549,848	$542,869	$528,104	$518,739	$518,240

MEMO ITEMS
Accumulated other comprehensive (loss) income		$713	$1,861	$462	$(7,784)	$1,552
Publicly Reported Book Value Per Share (1)(2)		$11.43	$11.32	$11.06	$10.78	$10.78
EOP Common Shares Outstanding (excluding Treasury shares)(1)		48,100,064	47,940,831	47,730,760	48,119,272	48,061,223
Treasury Shares Held By Company (1)		40,367	203,191	425,569	27,207	27,942
Did you announce a repurchase plan during this period?		NO	NO	NO	NO	NO
Number of Shares to be Repurchased in Plans (1)		3,669,375	3,669,375	3,669,375	3,669,375	3,669,375
Number of Shares Repurchased During Period (1)		30,941	21,889	539,278	83,574	52,235
Average Price of Repurchased Shares (1)		$19.29	$20.30	$19.31	$19.61	$19.99

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/07
	PAGE: 2 OF 5
		FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
		ENDED	ENDED	ENDED	ENDED	ENDED
INCOME STATEMENT ($000s)		3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income		$80,392	$79,376	$78,108	$75,345	$69,356
Interest Expense		42,467	42,012	39,643	36,297	30,874
Net Interest Income		37,925	37,364	38,465	39,048	38,482
FTE adjustment		3,638	3,324	3,157	2,847	2,764
Net Interest Income (FTE)		41,563	40,688	41,622	41,895	41,246
Loan Loss Provision		1,075	840	561	460	680
Investment Securities Trans.		569	-	49	444	377
Nonrecurring Income		-	1,342	777	-	-
Nonrecurring Expense		-	(1,325)	(907)	306	(255)
Trading Account Income		-	-	-	-	-
Foreign Exchange Income		-	-	-	-	-
Wealth Management Income		4,063	3,785	3,515	3,519	3,222
Service Charges on Deposits		4,098	4,421	4,618	4,334	4,027
Cash management and electronic banking fees		1,942	2,033	2,071	2,017	2,106
Mortgage Banking Income		876	1,029	1,047	1,156	1,021
Insurance Income		2,200	1,638	1,745	1,719	1,753
Bank Owned Life Insurance Income		1,473	1,116	972	858	820
Other Noninterest Income		1,473	4,039	1,628	1,815	1,856
Total Noninterest Income(excludes securities gains/losses and non-recurring income)		16,125	18,061	15,596	15,418	14,805
Employee Comp. & Benefit Expense (2)		20,499	20,611	20,261	20,210	21,079
Occupancy & Equipment Expense		5,068	4,663	4,403	4,403	4,313
Amortization of Intangibles		759	773	761	741	643
Other Noninterest Expense		7,440	10,123	7,940	7,128	7,462
Total Noninterest Exp. (excludes non-recurring expenses) (2)		33,766	36,170	33,365	32,482	33,497
Minority Interest Expense		-	-	-	-	-
Net Income Before Taxes (2)		19,778	21,082	21,868	21,662	19,742
Tax Provision (2)		4,295	4,711	5,244	5,578	4,712
Net Income (2)		$15,483	$16,371	$16,624	$16,084	$15,030

EARNINGS PER SHARE:

Basic
Net income (1) (2)		$0.32	$0.34	$0.35	$0.33	$0.32
Diluted
Net income (1) (2)		$0.32	$0.34	$0.34	$0.33	$0.32
Average Shares Basic (1)		48,046,862	47,803,077	47,737,218	48,089,589	46,318,334
Average Shares Diluted (1)		48,722,109	48,626,538	48,555,112	48,888,091	47,223,331
Dividends on Preferred Stock ($000s)		$-	$-	$-	$-	$-

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)		1.15%	1.21%	1.25%	1.25%	1.24%
Return on Avg. Equity (annualized)		11.61%	12.25%	12.83%	12.55%	13.00%
Return on Avg. Tangible Equity (annualized) (3)		24.39%	26.28%	28.60%	28.03%	25.43%
Average Tangible Equity to Tangible Assets (5)		4.98%	4.87%	4.61%	4.71%	5.12%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)		4.98%	4.84%	4.71%	4.76%	5.04%

(3) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(5) Average tangible equity, divided by (average assets - average goodwill and intagibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity		11.61%	12.25%	12.83%	12.55%	13.00%
Effect of goodwill and intangibles		12.78%	14.03%	15.77%	15.49%	12.43%
Return on average tangible equity		24.39%	26.28%	28.60%	28.03%	25.43%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity		$540,823	$530,421	$514,172	$514,090	$468,943
Average goodwill and intangibles		(283,350)	(283,297)	(283,564)	(283,971)	(229,228)
Average tangible equity		257,473	247,124	230,608	230,119	239,715

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/07

	PAGE: 3 of 5
		FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
		ENDED	ENDED	ENDED	ENDED	ENDED
CHARGEOFFS ($000s)		3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs		$2,086	$2,015	$1,518	$1,085	$1,239
Recoveries on Loans		(475)	(243)	(1,147)	(667)	(606)
Net Loan Chargeoffs		$1,611	$1,772	$371	$418	$633

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$12,077	$8,554	$8,316	$9,110	$9,381
Renegotiated Loans		-	-	-	-
Other Real Estate Owned	140	1,291	1,806	242	-
Total Nonperforming Assets	$12,217	$9,845	$10,122	$9,352	$9,381
Loans 90+ Days Past Due & Still Accruing	243	94	222	17	106
NPAs plus Loans over 90	$12,460	$9,939	$10,344	$9,369	$9,487

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$405,972	$395,479	$382,667	$380,866	$371,466
Tier 1 Ratio (%)	9.92%	9.77%	9.54%	9.72%	9.85%
Total Capital (Tier 1 + Tier 2)	$459,795	$449,586	$435,973	$432,832	$421,954
Total Capital Ratio (%)	11.23%	11.11%	10.86%	11.04%	11.19%
Total Risk-Adjusted Assets	$4,093,619	$4,048,475	$4,012,661	$3,919,628	$3,771,877
Tier 1 Leverage Ratio	8.00%	7.79%	7.65%	7.77%	8.77%
Tangible Equity to Tangible Assets Ratio	5.12%	5.01%	4.84%	4.75%	4.86%
Realized Tangible Equity to Tangible Assets Ratio	5.11%	4.98%	4.83%	4.91%	4.83%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
1-4 Family Mortgage Loans Serviced For Others	$44,594	$82,086	$48,366	$50,065	$52,132
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$247,444	$249,575	$252,841	$210,813	$167,845
Common Stock Dividends (total $ in period)	$8,048	$8,001	$7,645	$7,702	$7,692
Dividends per Common Share (2)	$0.1675	$0.1675	$0.1602	$0.1602	$0.1602
EOP Employees (Full Time Equivalent)	1,195	1,197	1,198	1,224	1,217

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted for a 3% stock dividend paid September 30, 2006.

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/07

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Breakdown: (REGULATORY)
Commercial/Industrial	$661,504	$626,886	$607,461	$612,982	$589,021
Commercial Real Estate	1,275,878	1,239,800	1,218,853	1,205,798	1,203,946
Residential Mortgage (including multi-family)	809,097	804,762	825,105	784,004	744,763
Real Estate Construction (and Land Development)	288,171	311,163	302,309	286,037	264,466
Home Equity (revolving and 2nd lien)	437,467	439,017	435,948	415,272	395,606
Consumer (Loans to Individuals)	61,112	56,721	55,227	52,990	61,451
Bank Card	-	-	-	-	-
Foreign	-	-	-	-	-
Other Loans	143,737	153,588	150,254	147,593	143,456
Total Loans (net of unearned)	3,676,966	3,631,937	3,595,157	3,504,676	3,402,709
Investment Securities (incl. trading assets)	1,298,046	1,261,882	1,199,932	1,170,671	1,173,833
Other Earning Asset	2,760	4,576	9,974	12,054	7,860
Total Earning Assets (net of loan loss reserve)	4,920,001	4,840,089	4,805,063	4,628,352	4,525,395
Total Assets	5,520,052	5,452,288	5,347,548	5,225,420	5,112,009
Deposit Breakdown:
Savings	220,192	215,156	225,523	249,901	275,766
NOW Accounts	624,276	690,781	748,163	718,146	742,034
Money Market Accounts	932,189	924,804	865,238	838,199	661,031
Certificates	911,951	950,326	914,869	879,405	917,979
CDs>$100m	519,125	535,103	523,052	575,188	501,166
Foreign CDs	-	-	-	-	-
Total Int. Bearing Deposits	3,207,733	3,316,170	3,276,845	3,260,839	3,097,976
Non-Interest Bearing Deposits	522,949	509,463	495,257	525,909	518,989
Total Deposits	3,730,682	3,825,633	3,772,102	3,786,748	3,616,965
Short-Term Borrowings	590,226	417,746	641,587	494,029	538,185
Long-Term Debt	590,660	603,303	355,069	375,333	390,594
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,911,568	4,846,682	4,768,758	4,656,110	4,545,744
Total Int. Bearing Liabilities	4,388,619	4,337,219	4,273,501	4,130,201	4,026,755
Total Stockholders Equity	$549,848	$542,869	$528,104	$518,739	$518,240

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans	$1,521,929	$1,437,791	$1,408,855	$1,408,035	$1,419,903
Residential Mortgage	491,366	529,699	540,512	510,426	470,369
Commercial Real Estate, Construction and Land Dev	1,202,717	1,204,015	1,189,274	1,153,452	1,122,726
Consumer (loans to Individual)	460,954	460,432	456,516	432,762	389,711
Total Loans (net of unearned)	$3,676,966	$3,631,937	$3,595,157	$3,504,675	$3,402,709

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/07

BALANCE AND YIELD/COST ANALYSIS:		AS OF	AS OF		AS OF		AS OF		AS OF
		3/31/2007	12/31/2006		9/30/2006		6/30/2006		3/31/2006
		(unaudited)	(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield

Total Loans (net of unearned)	$3,639,246	7.36%	$3,599,781	7.25%	$3,547,993	7.22%	$3,474,861	7.19%	$3,254,237	7.04%
Investment Securities (incl. trading assets)	1,271,449	5.73%	1,220,595	5.44%	1,190,648	5.44%	1,171,649	5.43%	1,156,448	5.45%
Other Earning Assets	12,785	6.35%	3,940	6.35%	10,774	2.69%	12,370	1.78%	7,430	6.93%

Total Earning Assets	4,923,480	6.92%	4,824,316	6.80%	4,749,415	6.76%	4,658,880	6.73%	4,418,115	6.62%
Total Earning Assets (net of loan loss reserve)	4,864,994	7.00%	4,764,980	6.89%	4,689,914	6.85%	4,599,512	6.82%	4,359,620	6.71%
Total Assets	5,452,202	6.25%	5,360,420	6.12%	5,283,841	6.08%	5,173,171	6.06%	4,911,582	5.96%

Savings	216,121	1.17%	223,624	1.29%	238,225	1.31%	264,990	1.32%	258,579	1.25%
NOWAccounts	625,108	2.30%	723,131	2.71%	734,504	1.68%	802,859	2.59%	739,033	2.20%
Money Market Accounts	939,598	3.65%	906,398	3.52%	854,579	4.14%	698,743	2.91%	654,767	2.55%
Certificates	1,476,314	4.69%	1,479,073	4.59%	1,475,237	4.44%	1,429,794	4.19%	1,318,803	3.87%

Total Int. Bearing Deposits	3,257,141	3.70%	3,332,226	3.67%	3,302,545	3.52%	3,196,386	3.27%	2,971,182	2.93%

Non-Interest Bearing Deposits	487,661		492,839		503,751		512,748		504,172
Total Deposits	3,744,802	3.22%	3,825,065	3.20%	3,806,296	3.06%	3,709,134	2.82%	3,475,354	2.51%

Short-Term Borrowings	503,795	4.14%	432,623	3.75%	533,418	3.85%	520,330	3.96%	534,795	3.23%
Long-Term Borrowings	598,757	5.17%	515,857	5.47%	374,798	5.44%	378,625	5.38%	387,003	5.35%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,847,354	3.55%	4,773,545	3.49%	4,714,512	3.34%	4,608,089	3.16%	4,397,152	2.85%
Total Int. Bearing Liabilities	4,359,693	3.95%	4,280,706	3.89%	4,210,761	3.74%	4,095,341	3.55%	3,892,980	3.22%
Total Shareholder's Equity	$540,823		$530,421		$514,172		$514,090		$468,943

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.46%		3.39%		3.50%		3.65%		3.84%
Net Yield on Earning Assets: (Margin)		3.42%		3.35%		3.45%		3.61%		3.79%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	80	79	79	79	78
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	83	82	82	82	81

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

TOTAL
Total Number of Banking Offices	81	80	80	80	79
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	84	83	83	83	82

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	YES
Periods Restated on this report:	12/31/2005
Reason:	Adjusted for modified retrospective method adoption under FAS123 ( R ).